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                                                                    EXHIBIT 10.1



                       WAIVER AND TERMINATION OF AGREEMENT
                       -----------------------------------


         This Waiver and Termination of Agreement is made and entered into this 23rd day of November, 2005, by and between Santanu K. Das ("EMPLOYEE") and netGuru, Inc., a Delaware corporation ("EMPLOYER").

             RECITALS

     A. Employer and Employee are parties to a Change in Control and Executive Retention Agreement dated as of June 1, 2005 ("RETENTION AGREEMENT").

     B. Effective November 17, 2005, Employer sold its Research Engineers division and STAAD product lines to Bentley Systems ("Bentley") in a transaction that may constitute a "Change of Control" under the terms of the Retention Agreement.

     C. As part of the Bentley transaction, Employee has accepted new employment with Bentley, and has resigned his positions with Employer.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises made in this Waiver and Termination of Agreement, the parties agree as follows:

         1. TERMINATION OF RETENTION AGREEMENT. The Retention Agreement is hereby terminated, effective immediately, and shall be of no further force and effect.

         2. WAIVER AND RELEASE. Employee hereby waives any right he may have had to receive compensation, benefits or payments from Employer under the Retention Agreement, and each of the parties hereby fully releases and discharges the other from any obligations or liabilities the other may have had to him or it under the Retention Agreement.

         3. CIVIL CODE SS.1542. Employer and Employee each (a) represents, warrants and acknowledges to the other that each has been fully advised by his or its attorney of the contents of Section 1542 of the Civil Code of the State of California, and (b) hereby expressly waives the benefits thereof and any rights such party may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         4. NOTICE. For purposes of this Agreement, notices and all other communications provided for in this Waiver and Termination of Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States Registered mail, return receipt requested, postage prepaid,



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addressed to the respective addresses set forth on the first page of the
Retention Agreement, provided that all notices to Employer shall be directed to the attention of the Board, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

         5. COUNTERPARTS. This Waiver and Termination of Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         6. ATTORNEYS' FEES. If either party to this Waiver and Termination of Agreement initiates any action, suit, motion, application, arbitration or other proceeding which concerns the interpretation or enforcement of this Waiver and Termination of Agreement, the prevailing party in such action, suit, motion, application, arbitration or other proceeding, or judgment creditor, shall be entitled to recover its costs and attorneys' fees from the nonprevailing party or judgment debtor, including costs and fees on appeal, if any.

The parties have executed this Waiver and Termination of Agreement as of the date first above written.



                                       NETGURU, INC.



                                       By: /s/ AMRIT K. DAS
                                           -------------------------------
                                           Amrit K. Das, Chief Executive Officer



                                       /s/ SANTANU K. DAS
                                       --------------------------
                                       SANTANU K. DAS